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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Ibis Technology Corporation:


We consent to the use of our report incorporated herein by reference.


                                                    /s/ KPMG PEAT MARWICK LLP

Boston, Massachusetts
July 29, 1996